UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2004
                                                          --------------

                                  BEL FUSE INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

  New Jersey                          0-11676                     22-1463699
---------------                     ------------                --------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)                Identification
incorporation)                                                       Number)

               206 Van Vorst Street, Jersey City, New Jersey 07302
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (201) 432-0463
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

 As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1       Press Release of Bel Fuse Inc. dated April 29, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2004, Bel Fuse Inc. (the "Company") issued a press release regarding results for the three months ended March 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BEL FUSE INC

                                             By: /s/ Daniel Bernstein
                                                 ------------------------
                                                 Name:  Daniel Bernstein
                                                 Title President

Date:  April 29, 2004

                                  EXHIBIT INDEX

     Exhibit No.                             Description
     -----------                            -------------
         99.1 Press release, dated April 29, 2004, issued by the Company.